UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2024

PISMO COAST VILLAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

California                                        #0-8463                                        95-2990441

(State or other jurisdiction                          (Commission File                    (IRS Employer Identification

of incorporation)                                          Number)                                            Number)

165 South Dolliver Street, Pismo Beach, California  93449

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code (805) 773-5649.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Appointment of Principal Officers

On March 16, the Board of Directors selected the following Executive Officers to serve until the annual meeting in January 2025, or until successors are elected and have qualified.

President	George Pappi, Jr.
Executive Vice President	Karen King
Vice President – Finance / Chief Financial Officer	Suzanne Colvin
Vice President – Operations	Rodney Enns
Vice President – Secretary	Gary Willems

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PISMO COAST VILLAGE, INC.

Date: March 20, 2024

/s/ GARY WILLEMS
Gary Willems
V.P. Secretary

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